Exhibit 99.1

ServiceNow Reports Financial Results for First Quarter 2015

SANTA CLARA, Calif.--(BUSINESS WIRE)--April 16, 2015--ServiceNow® (NYSE:NOW), the enterprise cloud company, today announced the financial results for its first quarter 2015.

First Quarter 2015 Results:

  Revenues of $212 million, an increase of 52% year-over-year and 62% in constant currency.
  GAAP net loss of $58 million, or a loss of $0.38 per basic and diluted share, compared to a GAAP net loss of $43 million, or a loss of $0.30 per basic and diluted share, in the first quarter of 2014.
  Non-GAAP net income of $2 million, or income of $0.02 per basic share and $0.01 per diluted share, compared to a non-GAAP net loss of $11 million, or a loss of $0.08 per basic and diluted share, in the first quarter of 2014.
  Billings were $268 million, increasing 48% year-over-year and 59% in constant currency.
  Added 23 net new Global 2000 customers, bringing the total to 545.
  For a reconciliation of these GAAP and non-GAAP financial measures, please see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” included at the end of this release.

“We are off to a solid start in 2015 as we head into Knowledge, our annual conference,” said Frank Slootman, president and chief executive officer, ServiceNow. “We closed eight new deals this quarter with an annualized contract value in excess of $1 million.”

“We added 23 net new Global 2000 customers during the quarter,” said Michael Scarpelli, chief financial officer, ServiceNow. “We also continued to penetrate our existing customer base with annualized contract value per Global 2000 customer of $746,000, an increase of 34% from the same period last year.”

Financial Outlook:

The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, amortization of purchased intangibles, and acquisition related expenses. Please see the tables included at the end of this release for a reconciliation of these non-GAAP financial measures to the related GAAP financial measures. Negative numbers are shown in parentheses. For the second quarter of 2015, we expect:

  Total revenues between $237 and $242 million, representing year-over-year growth between 42% and 45%. Our total second quarter revenue estimate consists of subscription revenues between $192 and $196 million and professional services and other revenues between $45 and $46 million.
  Billings between $260 and $265 million, representing year-over-year growth between 38% and 41%.
  Subscription gross margin of approximately 80%, professional services and other gross margin, excluding Knowledge15 revenue, of approximately 15%, and overall gross margin of approximately 70%.
  Operating loss of approximately $5 million, including net expense of $12 million related to Knowledge15.
  Free cash flow of approximately $40 million.

For the full year 2015, we expect total revenues to be in the range of $970 million to $1 billion, representing year-over-year growth between 42% and 47%. Our total annual revenue estimate consists of subscription revenues between $820 and $840 million and professional services and other revenues between $150 and $160 million.

Updates Since Our Last Earnings Release:

  ServiceNow acquired Intréis, a team of experts focused on integrating enterprise governance, risk and compliance solutions and service management across enterprise environments.
  During the quarter, ServiceNow released its latest cloud-based software extending service management across the enterprise to legal, marketing and finance.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on Thursday, April 16, 2015. Interested parties may listen to the call by dialing 866.271.5140 (passcode: 89904836), or if outside North America, by dialing 617.213.8893 (passcode: 89904836). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 888.286.8010 (passcode: 11038912), or if outside North America, by dialing 617.801.6888 (passcode: 11038912).

Statement regarding use of non-GAAP financial measures

The company reports non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company’s financial measures under GAAP include foreign currency impact, stock-based compensation expense, the amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles and acquisition-related expenses, and the related income tax effect of these adjustments. Management believes the presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. Management believes information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue as presented on the statement of cash flows. Management believes billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

We present constant currency information to provide a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of forward-looking statements

This release contains “forward-looking statements” regarding our performance, including in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2014 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the first quarter ended March 31, 2015.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is changing the way people work. With a service-orientation toward the activities, tasks and processes that make up day-to-day work life, we help the modern enterprise operate faster and be more scalable than ever before. Customers use our service model to define, structure and automate the flow of work, removing dependencies on email and spreadsheets to transform the delivery and management of services for the enterprise. ServiceNow provides service management for every department in the enterprise including IT, human resources, facilities, field service and more. We deliver a ‘lights-out, light-speed’ experience through our enterprise cloud – built to manage everything as a service. To find out how, visit www.servicenow.com.

ServiceNow, Knowledge and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	March 31, 2015	March 31, 2014

Revenues:
Subscription	$179,907	$117,375
Professional services and other	32,057	21,715
Total revenues	211,964	139,090
Cost of revenues (1):
Subscription	42,444	31,189
Professional services and other	34,455	21,925
Total cost of revenues	76,899	53,114
Gross profit	135,065	85,976
Operating expenses (1):
Sales and marketing	110,057	69,416
Research and development	49,848	31,110
General and administrative	29,392	21,631
Total operating expenses	189,297	122,157
Loss from operations	(54,232)	(36,181)
Interest and other expense, net	(2,874)	(5,963)
Loss before provision for income taxes	(57,106)	(42,144)
Provision for income taxes	987	1,167
Net loss	$(58,093)	$(43,311)
Net loss per share - Basic and Diluted	$(0.38)	$(0.30)
Weighted-average shares used to compute net loss per share - Basic and Diluted	151,601,880	142,060,025

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended
	March 31, 2015	March 31, 2014
Cost of revenues:
Subscription	$5,165	$3,076
Professional services and other	5,213	2,392
Sales and marketing	22,574	9,043
Research and development	15,638	7,839
General and administrative	9,484	6,879

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$307,981	$252,455
Short-term investments	437,029	416,336
Accounts receivable, net	142,720	159,171
Current portion of deferred commissions	42,344	43,232
Prepaid expenses and other current assets	53,860	35,792
Total current assets	983,934	906,986
Deferred commissions, less current portion	27,696	29,453
Long-term investments	253,625	266,772
Property and equipment, net	115,438	104,237
Intangible assets, net	49,916	54,526
Goodwill	54,913	55,016
Other assets	8,120	8,089
Total assets	$1,493,642	$1,425,079

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,192	$17,829
Accrued expenses and other current liabilities	72,190	79,497
Current portion of deferred revenue	450,544	409,671
Total current liabilities	540,926	506,997
Deferred revenue, less current portion	12,789	12,567
Convertible senior notes, net	451,323	443,764
Other long-term liabilities	33,694	33,076
Stockholders’ equity	454,910	428,675
Total liabilities and stockholders’ equity	$1,493,642	$1,425,079

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended
	March 31, 2015	March 31, 2014

Cash flows from operating activities:
Net loss	$(58,093)	$(43,311)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	13,824	7,938
Amortization of premiums on investments	1,830	1,814
Amortization of deferred commissions	15,597	11,149
Amortization of debt discount and issuance costs	7,578	7,081
Stock-based compensation	58,074	29,229
Tax benefit from employee stock plans	—	(940)
Other	(1,943)	507
Changes in operating assets and liabilities:
Accounts receivable	10,436	(27)
Deferred commissions	(15,400)	(13,232)
Prepaid expenses and other assets	(18,887)	(8,910)
Accounts payable	6	12,075
Deferred revenue	55,861	42,172
Accrued expenses and other liabilities	(1,517)	(21,328)
Net cash provided by operating activities	67,366	24,217
Cash flows from investing activities:
Purchases of property and equipment	(26,699)	(10,968)
Acquisition, net of cash acquired	(1,100)	—
Purchases of investments	(132,364)	(134,856)
Sale of investments	49,412	25,528
Maturities of investments	76,386	44,668
Restricted cash	31	(55)
Net cash used in investing activities	(34,334)	(75,683)
Cash flows from financing activities:
Proceeds from employee stock plans	29,739	22,214
Tax benefit from employee stock plans	—	940
Net cash provided by financing activities	29,739	23,154
Foreign currency effect on cash and cash equivalents	(7,245)	(71)
Net increase/(decrease) in cash and cash equivalents	55,526	(28,383)
Cash and cash equivalents at beginning of period	252,455	366,303
Cash and cash equivalents at end of period	$307,981	$337,920

Calculation of free cash flows (a non-GAAP measure):
Net cash provided by operating activities	$67,366	$24,217
Purchases of property and equipment	(26,699)	(10,968)
Free cash flows	$40,667	$13,249

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands except share and per share data)
(Unaudited)

	Three Months Ended			Constant currency
	March 31, 2015	March 31, 2014	Growth rates	growth rates (1)

Revenues:
GAAP subscription revenues	$179,907	$117,375
GAAP professional services and other revenues	32,057	21,715
GAAP total revenues	211,964	139,090	52%	62%
Change in deferred revenue from cash flow	55,861	42,172
Non-GAAP billings	$267,825	$181,262	48%	59%

Cost of revenues:
GAAP subscription cost of revenues	$42,444	$31,189
Add back:
Stock-based compensation	(5,165)	(3,076)
Amortization of purchased intangibles (2)	(2,756)	(361)
Non-GAAP subscription cost of revenues	$34,523	$27,752

GAAP professional services and other cost of revenues	$34,455	$21,925
Add back:
Stock-based compensation	(5,213)	(2,392)
Non-GAAP professional services and other cost of revenues	$29,242	$19,533

Gross profit:
Non-GAAP subscription gross profit	$145,384	$89,623
Non-GAAP professional services and other gross profit	2,815	2,182
Non-GAAP gross profit	$148,199	$91,805

Operating expenses:
GAAP sales and marketing expenses	$110,057	$69,416
Add back:
Stock-based compensation	(22,574)	(9,043)
Amortization of purchased intangibles (2)	(146)	(52)
Non-GAAP sales and marketing expenses	$87,337	$60,321

GAAP research and development expenses	$49,848	$31,110
Add back:
Stock-based compensation	(15,638)	(7,839)
Non-GAAP research and development expenses	$34,210	$23,271

GAAP general and administrative expenses	$29,392	$21,631
Add back:
Stock-based compensation	(9,484)	(6,879)
Amortization of purchased intangibles (2)	—	(5)
Non-GAAP general and administrative expenses	$19,908	$14,747

GAAP total operating expenses	$189,297	$122,157
Add back:
Stock-based compensation	(47,696)	(23,761)
Amortization of purchased intangibles (2)	(146)	(57)
Non-GAAP total operating expenses	$141,455	$98,339

Income (loss) from operations:
GAAP loss from operations	$(54,232)	$(36,181)
Add back:
Stock-based compensation	58,074	29,229
Amortization of purchased intangibles (2)	2,902	418
Non-GAAP income (loss) from operations	$6,744	$(6,534)

Interest and other expense, net
GAAP interest and other expense, net	$(2,874)	$(5,963)
Add back:
Amortization of debt discount and issuance costs for the convertible senior notes	7,578	7,081
Non-GAAP interest and other expense, net	$4,704	$1,118

Income/ (loss) before provision for income taxes
GAAP loss before provision for income taxes	$(57,106)	$(42,144)
Add back:
Stock-based compensation	58,074	29,229
Amortization of purchased intangibles (2)	2,902	418
Amortization of debt discount and issuance costs for the convertible senior notes	7,578	7,081
Non-GAAP income (loss) before provision for income taxes	$11,448	$(5,416)

Provision for income taxes:
GAAP provision for income taxes	$987	$1,167
Add back:
Income tax expense effects related to the above adjustments (2)	8,013	4,681
Non-GAAP provision for income taxes	$9,000	$5,848

Net income (loss):
GAAP net loss	$(58,093)	$(43,311)
Add back:
Stock-based compensation	58,074	29,229
Amortization of purchased intangibles (2)	2,902	418
Amortization of debt discount and issuance costs for the convertible senior notes	7,578	7,081
Income tax expense effects related to the above adjustments (2)	(8,013)	(4,681)
Non-GAAP net income (loss)	$2,448	$(11,264)

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.38)	$(0.30)
Non-GAAP net income (loss) per share - basic	$0.02	$(0.08)
Non-GAAP net income (loss) per share - diluted	$0.01	$(0.08)

Weighted-average shares used to compute net income (loss) per share - basic	151,601,880	142,060,025

GAAP weighted-average shares used to compute net loss per share - diluted	151,601,880	142,060,025
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	14,713,153	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	166,315,033	142,060,025

(1) Constant currency growth rates presented are derived from converting current and comparative prior period results for entities reporting in currencies other than United States dollars into United States dollars at the exchange rate for the quarter being compared to rather than the actual exchange rates in effect during that period.

(2) The Non-GAAP amounts presented for the three months ended March 31, 2014 have been revised to exclude the amortization of purchased intangibles and their related tax effects associated with an acquisition completed in 2013.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of March 31, 2015. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 27, 2015 and the company's Form 10-Q for the quarter ended March 31, 2015 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
June 30, 2015

Non-GAAP billings	$260 - $265 million

Deferred revenue, beginning of period	463 million

Less: deferred revenue, end of period	486 million

GAAP revenue	$237 - $242 million

Non-GAAP subscription gross margin	80%

Stock-based compensation expense	(3%)

Amortization of acquired intangible assets	(1%)

GAAP subscription gross margin	76%

Non-GAAP professional services and other gross margin	34%

Stock-based compensation expense	(3%)

GAAP professional services and other gross margin	31%

Non-GAAP total gross margin	70%

Stock-based compensation expense	(5%)

GAAP total gross margin	65%

Non-GAAP operating margin	(2%)

Stock-based compensation expense	(29%)

Amortization of acquired intangible assets	(1%)

GAAP operating margin	(32%)

Non-GAAP free cash flows	$40 million

Purchases of property and equipment	26 million

GAAP net cash provided by operating activities	$66 million

Twelve Months Ended
December 31, 2015
Non-GAAP operating margin	5%

Stock-based compensation expense	(28%)

Amortization of acquired intangible assets	(1%)

GAAP operating margin	(24%)

CONTACT:
ServiceNow
Media Contacts:
Colleen Haikes, 408-816-2592
press@servicenow.com
Kim McCrossen, 781-684-6253
servicenow@mslgroup.com
Investor Contact:
ir@servicenow.com